LAUDUS TRUST

Laudus Growth Investors U.S. Large Cap Growth Fund

Supplement dated May 24, 2013

to the Summary Prospectus dated April 3, 2013

and the Statutory Prospectus dated July 29, 2012, as supplemented
November 13, 2012, February 28, 2013, and April 3, 2013

This supplement provides new and additional information beyond that contained in the Summary Prospectus and Statutory Prospectus and should be read in conjunction with those documents.

On May 10, 2013, the shareholders of the Laudus Growth Investors U.S. Large Cap Growth Fund (the “fund”) approved the adoption of exemptive relief received by Charles Schwab Investment Management, Inc. (the “investment adviser”) to permit the investment adviser, subject to the oversight and approval of the Board of Trustees, to hire or terminate investment subadvisers for the fund without shareholder approval, subject to certain conditions.

1.	The following paragraph is added as the seventh paragraph under the “Management of the fund” section on page 8 of the Statutory Prospectus.

The fund and the investment adviser have received exemptive relief from the SEC to permit the investment adviser and the fund to hire, terminate or replace subadvisers without shareholder approval, subject to certain conditions. One of the conditions requires approvals by the Board of Trustees before any hiring is implemented. In addition, the exemptive order currently prohibits the investment adviser from entering into a subadvisory agreement with affiliates of the investment adviser without shareholder approval. Within 90 days of the hiring of any new subadviser, the investment adviser will furnish shareholders with the required information about the new subadviser.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

REG74743-00 (05/13) © 2013 Charles Schwab Investment Management, Inc.

00098837